EXHIBIT 8(d)

                         USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                                  Growth Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

  Growth Fund - charge per account                      $26.00



USAA MUTUAL FUND, INC.                       USAA TRANSFER AGENCY COMPANY
Growth Fund

By:  /S/ MICHAEL J. C. ROTH                  By:  /S/ JOSEPH H. L. JIMENEZ
     -------------------------                    ----------------------------
      Michael J. C. Roth                          Joseph H. L. Jimenez
      President                                   Vice President

Date: January 1, 1999                        Date: January 1, 1999

                         USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                             Aggressive Growth Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

  Aggressive Growth Fund - charge per account           $26.00


USAA MUTUAL FUND, INC.                       USAA TRANSFER AGENCY COMPANY
Aggressive Growth Fund


 By: /S/ MICHAEL J. C. ROTH                  By: /S/ JOSEPH H. L. JIMENEZ
     ----------------------                      ------------------------
     Michael J. C. Roth                          Joseph H. L. Jimenez
     President                                   Vice President

Date: January 1, 1999                        Date: January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                                  Income Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

  Income Fund - charge per account                      $28.50


USAA MUTUAL FUND, INC.                       USAA TRANSFER AGENCY COMPANY
Income Fund


 By:  /S/ MICHAEL J. C. ROTH                 By:  /S/ JOSEPH H. L. JIMENEZ
      ------------------------                    ------------------------
      Michael J. C. Roth                          Joseph H. L. Jimenez
      President                                   Vice President

Date: January 1, 1999                        Date: January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                              Growth & Income Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

  Growth & Income Fund - charge per account             $26.00


USAA MUTUAL FUND, INC.                       USAA TRANSFER AGENCY COMPANY
Growth & Income Fund


 By:  /S/ MICHAEL J. C. ROTH               By:  /S/ JOSEPH H. L. JIMENEZ
      ----------------------                    ------------------------
      Michael J. C. Roth                        Joseph H. L. Jimenez
      President                                 Vice President

Date: January 1, 1999                        Date: January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                               Income Stock Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

  Income Stock Fund - charge per account                $26.00


USAA MUTUAL FUND, INC.                       USAA TRANSFER AGENCY COMPANY
Income Stock Fund


 By:  /S/ MICHAEL J. C. ROTH               By:  /S/ JOSEPH H. L. JIMENEZ
      ----------------------                    ------------------------
      Michael J. C. Roth                        Joseph H. L. Jimenez
      President                                 Vice President

Date: January 1, 1999                        Date: January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                               Money Market Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

  Money Market Fund - charge per account                $28.50


USAA MUTUAL FUND, INC.                       USAA TRANSFER AGENCY COMPANY
Money Market Fund


 By:  /S/ MICHAEL J. C. ROTH               By:  /S/ JOSEPH H. L. JIMENEZ
      ----------------------                    ------------------------
      Michael J. C. Roth                        Joseph H. L. Jimenez
      President                                 Vice President

Date:  January 1, 1999                       Date:  January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                              Short-Term Bond Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

  Short-Term Bond Fund - charge per account             $28.50


USAA MUTUAL FUND, INC.                       USAA TRANSFER AGENCY COMPANY
Short-Term Bond Fund


 By:  /S/ MICHAEL J. C. ROTH                 By:  /S/ JOSEPH H. L. JIMENEZ
      ----------------------                      ------------------------
      Michael J. C. Roth                          Joseph H. L. Jimenez
      President                                   Vice President

Date:  January 1, 1999                       Date:  January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                           Science & Technology Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

  Science & Technology Fund - charge per account        $26.00


USAA MUTUAL FUND, INC.                       USAA TRANSFER AGENCY COMPANY
Science & Technology Fund


By:  /S/ MICHAEL J. C. ROTH                  By:  /S/ JOSEPH H. L. JIMENEZ
     ----------------------                       ------------------------
     Michael J. C. Roth                           Joseph H. L. Jimenez
     President                                    Vice President

Date:  January 1, 1999                       Date:  January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                            First Start Growth Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

  First Start Growth Fund - charge per account          $26.00


USAA MUTUAL FUND, INC.                       USAA TRANSFER AGENCY COMPANY
First Start Growth Fund


By:  /S/ MICHAEL J. C. ROTH                  By:  /S/ JOSEPH H. L. JIMENEZ
     ----------------------                       ------------------------
     Michael J. C. Roth                           Joseph H. L. Jimenez
     President                                    Vice President

Date:  January 1, 1999                       Date:  January 1, 1999

                                  EXHIBIT 8(m)

USAA Transfer Agency Company
10750 Robert F. McDermott Freeway
San Antonio, TX  78288


Gentlemen:

     Pursuant to Section 27 of the Transfer Agency Agreement dated as of January 23, 1992 between USAA Mutual Fund, Inc. (the "Company") and USAA Transfer Agency Company, (the "Transfer Agent") please be advised that the Company has established three new series of its shares, namely, the Intermediate-Term Bond Fund, High-Yield Opportunities Fund, and the Small Cap Stock Fund (the "Funds"), and please be further advised that the Company desires to retain the Transfer Agent to render transfer agency services under the Transfer Agency Agreement to the Funds in accordance with the fee schedules attached hereto as Exhibit A.

     Please state below whether you are willing to render such services in accordance with the fee schedules attached hereto as Exhibit A.

                                           USAA MUTUAL FUND, INC.



Attest:  /s/ Michael Wagner                By: /s/ Michael J.C. Roth
         ------------------                    ---------------------
         Secretary                             President


Dated:   August 2, 1999


     We are willing to render services to the Intermediate-Term Bond Fund, High-Yield Opportunities Fund, and the Small Cap Stock Fund in accordance with the fee schedules attached hereto as Exhibit A.

                                           USAA TRANSFER AGENCY COMPANY



Attest:  /s/ Alex Ciccone                  By: /s/ Sherron Kirk
         -------------------                   ----------------
         Assistant Secretary                   Vice President


Dated:  August 2, 1999

                                   Exhibit 8(n)

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                          Intermediate-Term Bond Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


      Intermediate-Term Bond Fund - charge per account              $28.50


USAA MUTUAL FUND, INC.                     USAA TRANSFER AGENCY COMPANY
Intermediate-Term Bond Fund




By:  /s/ Michael J.C. Roth                 BY:  /s/ Sherron Kirk
     ---------------------                      ----------------------
     Michael J. C. Roth                         Sherron Kirk
     President                                  Vice President


Date:  August 2, 1999                      Date: August 2, 1999

                                  EXHIBIT 8(o)

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                         High-Yield Opportunities Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


      High-Yield Opportunities Fund - charge per account              $28.50


USAA MUTUAL FUND, INC.                     USAA TRANSFER AGENCY COMPANY
High-Yield Opportunities Fund



By:  /s/ Michael J.C. Roth                 BY:  /s/ Sherron Kirk
     ---------------------                      ----------------
     Michael J. C. Roth                         Sherron Kirk
     President                                  Vice President


Date:  August 2, 1999                      Date: August 2, 1999

                                  EXHIBIT 8(p)

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                              Small Cap Stock Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


            Small Cap Stock Fund - charge per account      $26.00


USAA MUTUAL FUND, INC.                     USAA TRANSFER AGENCY COMPANY
Small Cap Stock Fund



By:  /s/ Michael J.C. Roth                 BY: /s/ Sherron Kirk
     ---------------------                     ----------------
     Michael J. C. Roth                        Sherron Kirk
     President                                 Vice President


Date:  August 2, 1999                      Date:  August 2, 1999